Exhibit 99.1

AMNEAL REPORTS THIRD QUARTER 2022 FINANCIAL RESULTS
‒ Q3 2022 Net Revenue of $546 million; GAAP Net Loss of $3 million; Diluted Loss per Share of $(0.02) ‒
‒ Adjusted EBITDA (1) of $126 million; Adjusted Diluted EPS (1) of $0.14 ‒
‒ Maintaining 2022 Full Year Outlook ‒

BRIDGEWATER, NJ, November 4, 2022 - Amneal Pharmaceuticals, Inc. (NYSE: AMRX) (“Amneal” or the “Company”) announced its results today for the third quarter ended September 30, 2022.

“Third quarter results reflect continued solid performance across our diversified portfolio. Over the last several years, we have driven our growth strategy through new product innovation, leveraging key capabilities, and strong execution. We continued our momentum this quarter with numerous new product approvals, scaling of our injectables business, launching our first biosimilar, and filing our IPX203 NDA in Specialty. As we successfully execute on our strategic priorities, we see our momentum building,” said Chirag and Chintu Patel, Co-Chief Executive Officers.

Net revenue in the third quarter of 2022 was $546 million, an increase of 3.2% compared to $529 million in the third quarter of 2021. These results reflected consistent performance of Generics and Specialty, and double-digit growth of AvKARE.

Net loss attributable to Amneal Pharmaceuticals, Inc. was $3 million in the third quarter of 2022 compared to a net loss of $4 million in the third quarter of 2021. Adjusted EBITDA(1) in the third quarter of 2022 was $126 million, a decrease of 5.1% compared to the third quarter of 2021, reflective of investments to drive upcoming new product launches. Diluted loss per share and adjusted diluted EPS(1) in the third quarter of 2022 were $(0.02) and $0.14, respectively, compared to $(0.03) and $0.21, respectively, in the third quarter of 2021.

(1)    See “Non-GAAP Financial Measures” below.
Maintaining Full Year 2022 Guidance
The Company is maintaining its previously provided full year 2022 guidance.

Full Year 2022 Guidance
Net revenue	$2.15 billion - $2.25 billion
Adjusted EBITDA (1)	$500 million - $520 million
Adjusted diluted EPS (2)	$0.65 - $0.70
Operating cash flow (3)	$200 million - $225 million
Capital expenditures	$65 million - $75 million
Weighted average diluted shares outstanding (4)	Approximately 305 million
(1) Includes 100% of EBITDA from the AvKARE acquisition. Beginning in the first quarter of 2022, the Company no longer excludes research and development (“R&D”) milestone expense from its non-GAAP financial measures. In the third quarter of 2022, R&D milestone expenses were $3 million.
(2) Accounts for 35% non-controlling interest in AvKARE. Beginning in the first quarter of 2022, the Company no longer excludes R&D milestone expense from its non-GAAP financial measures.
(3) Represents cash provided by operating activities. Guidance does not contemplate one time and non-recurring items such as legal settlements and other discrete items. These amounts exclude anticipated cash payments this year of approximately $131 million related to the settlements and preliminary settlements of the Opana ER® antitrust litigation.
(4) Assumes the weighted average diluted shares outstanding of class A and class B common stock under the if-converted method.

Amneal’s 2022 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, the timing of future product launches, the costs incurred and benefits realized of restructuring activities, and our long-

term strategy. The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable measures in accordance with GAAP without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, legal settlements, restructuring expenses and benefits, asset impairments and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results.

Conference Call Information

Amneal will host a conference call and live webcast at 8:30 am Eastern Time on November 4, 2022 to discuss its results. The live webcast and presentation will be accessible through the Investor Relations section of the Company’s website at https://investors.amneal.com. To access the call through a conference line, dial (844) 200-6205 (in the U.S.) or (929) 526-1599 (international callers). The access code for the call is 585341. A replay of the conference call will be posted shortly after the call and will be available for seven days. To access the replay, dial (866) 813-9403 (in the U.S.) or +44 (204) 525-0658 (international callers). The access code for the replay is 049751.

About Amneal

Amneal Pharmaceuticals, Inc. (NYSE: AMRX), headquartered in Bridgewater, NJ, is a fully-integrated essential medicines company. We make healthy possible through the development, manufacturing, and distribution of generic and specialty pharmaceuticals, primarily within the United States. The Company has a diverse portfolio of over 250 products in its Generics segment and is expanding across a broad range of complex products and therapeutic areas, including injectables and biosimilars. In its Specialty segment, Amneal has a growing portfolio of branded pharmaceutical products focused primarily on central nervous system and endocrine disorders, with a pipeline focused on unmet needs. Through its AvKARE segment, the Company is a distributor of pharmaceuticals and other products for the U.S. federal government, retail, and institutional markets. For more information, please visit www.amneal.com.
Cautionary Statement on Forward-Looking Statements

Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, including among other things: discussions of future operations; expected or estimated operating results and financial performance, the Company’s growth prospects and opportunities as well as its strategy for growth; product development and launches; the successful commercialization and market acceptance of new products, and expenditures. Words such as “plans,” “expects,” “will,” “anticipates,” “estimates,” and similar words are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company.

Such risks and uncertainties include, but are not limited to: our ability to successfully develop, license, acquire and commercialize new products on a timely basis; the competition we face in the pharmaceutical industry, in general, specifically from brand and generic drug product companies, and the impact of that competition on our ability to set prices; our ability to obtain exclusive marketing rights for our products; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; our ability to manage our growth through acquisitions and otherwise; our dependence on the sales of a limited number of products for a substantial portion of our total revenues; the continuing trend of consolidation of certain customer groups; our dependence on third-party suppliers and distributors for raw materials for our products and certain finished goods and any associated supply chain disruptions; existing and future legal proceedings, the outcome of which are uncertain and may divert management resources and require us to incur substantial defense or settlement payments and costs; legal, regulatory and legislative efforts by our brand competitors to deter competition from our generic alternatives; the impact of severe weather; the impact of the ongoing COVID-19 pandemic, and the emergence of variant strains; risks related to federal regulation of arrangements between manufacturers of branded and generic products; our reliance on certain licenses to proprietary technologies from time to time; the significant amount of resources we expend on research and development; the risk of product liability and other claims against us by consumers and other third parties; risks related to changes in the regulatory environment, including U.S. federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws; changes to Food and Drug Administration (“FDA”) product approval requirements; the impact of healthcare reform and changes in coverage and reimbursement levels by governmental authorities and other third-party payers; our dependence on third-party agreements for a portion of our product offerings; the impact of global economic conditions, including any economic effects stemming from adverse geopolitical events, an economic downturn, inflation and rising interest rates; our ability to identify, make and integrate acquisitions or investments in complementary businesses and products on advantageous terms; our obligations under a tax receivable agreement may be significant; and the high concentration of ownership of our Class A Common Stock and the fact that we are controlled by the Amneal Group. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.
Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted net income, adjusted diluted earnings per share, adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted cost of goods sold, adjusted selling general and administrative expense, and adjusted research and development expense, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. The calculation of non-GAAP adjusted diluted earnings per share assumes the conversion of all outstanding shares of class B Common Stock to shares of class A Common Stock under the if-converted method.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operations and trends while viewing the information through the eyes of management.

As previously disclosed, beginning in the first quarter of 2022, we no longer exclude research and development milestone expenses related to license and collaboration agreements from our non-GAAP financial measures and our line item components, including adjusted research and development, adjusted EBITDA, adjusted operating income, adjusted net income and adjusted earnings per share. Prior period adjusted results have been revised to reflect this change. Refer to our Form 8-K filed with the Securities and Exchange Commission on May 4, 2022 for a full reconciliation of previously reported non-GAAP results to revised non-GAAP results for prior periods.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, diluted earnings per share, gross profit, gross margin, operating income, cost of goods sold, selling general and administrative expense, and research and development expense or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each historical non-GAAP measure to the most directly comparable GAAP measure is set forth below.

Contact
Anthony DiMeo
Head of Investor Relations
anthony.dimeo@amneal.com

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Operations
(Unaudited; In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net revenue	$545,557	$528,593	$1,602,545	$1,556,773
Cost of goods sold	350,653	329,394	1,027,439	953,514
Cost of goods sold impairment charges	674	688	5,786	688
Gross profit	194,230	198,511	569,320	602,571
Selling, general and administrative	100,071	91,397	297,542	268,280
Research and development	50,235	48,927	153,781	149,973
In-process research and development impairment charges	—	—	—	710
Intellectual property legal development expenses	1,411	1,627	2,996	6,574
Acquisition, transaction-related and integration expenses	39	134	714	7,219
Charges related to legal matters, net	285	19,000	249,836	19,000
Charges (insurance recoveries) for property losses and associated expenses	—	8,186	(1,911)	8,186
Restructuring and other charges	581	425	1,312	788
Change in fair value of contingent consideration	(1,425)	300	(1,495)	300
Other operating income	(1,320)	—	(2,495)	—
Operating income (loss)	44,353	28,515	(130,960)	141,541
Other (expense) income:
Interest expense, net	(42,391)	(34,400)	(111,349)	(102,368)
Foreign exchange loss, net	(5,491)	(29)	(12,933)	(185)
Loss on refinancing	—	—	(291)	—
Other income, net	5,709	3,871	15,061	8,697
Total other expense, net	(42,173)	(30,558)	(109,512)	(93,856)
Income (loss) before income taxes	2,180	(2,043)	(240,472)	47,685
Provision for income taxes	4,570	4,049	8,459	7,056
Net (loss) income	(2,390)	(6,092)	(248,931)	40,629
Less: Net (income) loss attributable to non-controlling interests	(299)	1,855	123,716	(23,628)
Net (loss) income attributable to Amneal Pharmaceuticals, Inc. before accretion of redeemable non-controlling interest	(2,689)	(4,237)	(125,215)	17,001
Accretion of redeemable non-controlling interest	—	—	(438)	—
Net (loss) income attributable to Amneal Pharmaceuticals, Inc.	$(2,689)	$(4,237)	$(125,653)	$17,001

Net (loss) income per share attributable to Amneal Pharmaceuticals, Inc.'s class A common stockholders:
Basic	$(0.02)	$(0.03)	$(0.83)	$0.11
Diluted	$(0.02)	$(0.03)	$(0.83)	$0.11
Weighted-average common shares outstanding:
Basic	151,393	149,290	150,765	148,771
Diluted	151,393	149,290	150,765	151,655

Amneal Pharmaceuticals, Inc.
Condensed Consolidated Balance Sheets
(Unaudited; In thousands)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$87,335	$247,790
Restricted cash	8,556	8,949
Trade accounts receivable, net	628,737	662,583
Inventories	543,858	489,389
Prepaid expenses and other current assets	149,650	110,218
Related party receivables	1,696	1,179
Total current assets	1,419,832	1,520,108
Property, plant and equipment, net	470,150	514,158
Goodwill	599,504	593,017
Intangible assets, net	1,159,005	1,166,922
Operating lease right-of-use assets	34,252	39,899
Operating lease right-of-use assets - related party	18,566	20,471
Financing lease right-of-use assets	64,468	64,475
Other assets	108,262	20,614
Total assets	$3,874,039	$3,939,664
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$531,462	$525,345
Current portion of liabilities for legal matters	176,094	58,000
Revolving credit facility	60,000	—
Current portion of long-term debt, net	29,940	30,614
Current portion of operating lease liabilities	10,266	9,686
Current portion of operating and financing lease liabilities - related party	2,809	2,636
Current portion of financing lease liabilities	3,557	3,101
Related party payables - short term	3,867	47,861
Total current liabilities	817,995	677,243
Long-term debt, net	2,607,217	2,680,053
Note payable - related party	39,279	38,038
Operating lease liabilities	26,366	32,894
Operating lease liabilities - related party	16,653	18,783
Financing lease liabilities	61,311	60,251
Related party payables - long term	10,296	9,619
Other long-term liabilities	78,258	38,903
Total long-term liabilities	2,839,380	2,878,541
Redeemable non-controlling interests	22,375	16,907
Total stockholders' equity	194,289	366,973
Total liabilities and stockholders' equity	$3,874,039	$3,939,664

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Cash Flows
(Unaudited; In thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net (loss) income	$(248,931)	$40,629
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	179,119	172,223
Unrealized foreign currency loss	12,893	(94)
Amortization of debt issuance costs and discount	6,489	6,873
Loss on refinancing	291	—
Intangible asset impairment charges	5,786	1,398
Insurance recoveries for property and equipment losses	(1,000)	—
Non-cash property losses	—	5,152
Stock-based compensation	24,016	20,670
Inventory provision	28,884	39,290
Change in fair value of contingent consideration	(1,495)	300
Other operating charges and credits, net	7,077	3,965
Changes in assets and liabilities:
Trade accounts receivable, net	33,570	10,894
Inventories	(91,326)	(65,643)
Prepaid expenses, other current assets and other assets	(34,380)	(27,493)
Related party receivables	(517)	7,201
Accounts payable, accrued expenses and other liabilities	165,437	(32,819)
Related party payables	2,479	(3,987)
Net cash provided by operating activities	88,392	178,559
Cash flows from investing activities:
Purchases of property, plant and equipment	(34,941)	(30,230)
Deposits for future acquisition of property, plant, and equipment	(2,388)	(2,655)
Acquisition of intangible assets	(41,800)	(500)
Acquisitions of businesses, net of cash acquired	(84,714)	(73,828)
Proceeds from insurance recoveries for property and equipment losses	1,000	—
Net cash used in investing activities	(162,843)	(107,213)
Cash flows from financing activities:
Payments of deferred financing and refinancing costs	(1,663)	—
Payments of principal on debt, revolving credit facility, financing leases and other	(105,618)	(68,240)
Borrowings on revolving credit facility	85,000	—
Proceeds from exercise of stock options	662	834
Employee payroll tax withholding on restricted stock unit vesting	(3,483)	(2,595)
Tax distributions to non-controlling interests	(13,131)	(36,678)
Acquisition of redeemable non-controlling interest	(1,722)	—
Payments of deferred consideration for acquisitions - related party	(44,498)	—
Payments of principal on financing lease - related party	—	(93)
Repayment of related party note	—	(1,000)
Net cash used in financing activities	(84,453)	(107,772)
Effect of foreign exchange rate on cash	(1,944)	(76)
Net decrease in cash, cash equivalents, and restricted cash	(160,848)	(36,502)
Cash, cash equivalents, and restricted cash - beginning of period	256,739	347,121
Cash, cash equivalents, and restricted cash - end of period	$95,891	$310,619
Cash and cash equivalents - end of period	$87,335	$302,655
Restricted cash - end of period	8,556	7,964
Cash, cash equivalents, and restricted cash - end of period	$95,891	$310,619

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited, In thousands)

Reconciliation of Net (Loss) Income to EBITDA and Adjusted EBITDA (1)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net (loss) income	$(2,390)	$(6,092)	$(248,931)	$40,629
Adjusted to add:
Interest expense, net	42,391	34,400	111,349	102,368
Provision for income taxes	4,570	4,049	8,459	7,056
Depreciation and amortization	61,608	60,186	179,119	172,223
EBITDA (Non-GAAP)	$106,179	$92,543	$49,996	$322,276
Adjusted to add (deduct):
Stock-based compensation expense	7,689	7,708	24,016	20,670
Acquisition, site closure, and idle facility expenses (2)	3,468	2,220	12,230	13,976
Restructuring and other charges (3)	538	425	1,269	788
Loss on refinancing	—	—	291	—
Inventory related charges	—	44	—	245
Charges related to legal matters, net (4)	285	19,000	249,836	19,000
Asset impairment charges	3,108	688	8,358	1,752
Foreign exchange loss	5,491	29	12,933	185
Regulatory approval milestone	—	—	5,000	—
Change in fair value of contingent consideration	(1,425)	300	(1,495)	300
Charges (insurance recoveries) for property losses and associated expenses (5)	—	8,186	(1,911)	8,186
Other	300	1,282	(445)	3,088
Adjusted EBITDA (Non-GAAP)	$125,633	$132,425	$360,078	$390,466

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands, except per share amounts)

Reconciliation of Net (Loss) Income to Adjusted Net Income and Calculation of Adjusted Diluted Earnings Per Share (1)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net (loss) income	$(2,390)	$(6,092)	$(248,931)	$40,629
Adjusted to add (deduct):
Non-cash interest	1,882	2,183	5,830	6,232
GAAP provision for income taxes	4,570	4,049	8,459	7,056
Amortization	42,778	41,651	122,146	122,526
Stock-based compensation expense	7,689	7,708	24,016	20,670
Acquisition, site closure expenses, and idle facility expenses (2)	3,468	2,220	12,230	13,976
Restructuring and other charges (3)	538	425	1,269	788
Loss on refinancing	—	—	291	—
Inventory related charges	—	44	—	245
Charges related to legal matters, including interest, net (4)	1,758	19,000	251,662	19,000
Asset impairment charges	3,108	688	8,358	1,752
Regulatory approval milestone	—	—	5,000	—
Change in fair value of contingent consideration	(1,425)	300	(1,495)	300
Charges (insurance recoveries) for property losses and associated expenses (5)	—	8,186	(1,911)	8,186
Other	300	1,282	(303)	3,088
Provision for income taxes (6)	(13,494)	(16,821)	(41,153)	(52,006)
Net income attributable to non-controlling interests not associated with our class B common stock	(5,075)	(1,541)	(9,163)	(5,391)
Adjusted net income (Non-GAAP)	$43,707	$63,282	$136,305	$187,051
Weighted average diluted shares outstanding (Non-GAAP) (7)	304,319	303,861	304,415	303,772
Adjusted diluted earnings per share (Non-GAAP)	$0.14	$0.21	$0.45	$0.62

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Explanations for Reconciliations of Net (Loss) Income to EBITDA and Adjusted EBITDA and
Net (Loss) Income to Adjusted Net Income and Calculation of Adjusted Diluted Earnings per Share

(1)	Beginning in the first quarter of 2022, we will no longer exclude research and development milestone expenses related to license and collaboration agreements from our non-GAAP financial measures and our line item components, including adjusted research and development, adjusted EBITDA, adjusted operating income, adjusted net income and adjusted earnings per share. Prior period adjusted results have been revised to reflect this change. Refer to our Form 8-K filed on May 4, 2022 for additional information.

(2)
Acquisition, site closure, and idle facility expenses for the three months ended September 30, 2022 primarily included integration costs associated with the acquisition of the baclofen franchise from certain entities affiliated with Saol International Limited, which closed on February 9, 2022 (the “Saol Acquisition”); and (ii.) site closure costs associated with the planned cessation of manufacturing at our Hauppauge, NY facility. Acquisition, site closure, and idle facility expenses for the nine months ended September 30, 2022 primarily included (i) transaction and integration costs associated with the Saol Acquistion; (ii.) integration costs associated with the acquisition of Puniska Healthcare Pvt. Ltd., which closed on November 2, 2021; and (iii) site closure costs associated with the planned cessation of manufacturing at our Hauppauge, NY facility. Acquisition, site closure and idle facility expenses for the three and nine months ended September 30, 2021 primarily included (i) transaction and integration costs associated with the acquisition of Kashiv Specialty Pharmaceuticals, LLC (the “KSP Acquisition”); (ii) integration costs associated with the acquisition of AvKARE; and (iii) site closure costs associated with the planned cessation of manufacturing at our Hauppauge, NY facility.

(3)
For the three and nine months ended September 30, 2022 and 2021, restructuring and other charges primarily consisted of cash severance charges associated with cost of benefits for former senior executives and management employees.

(4)
For the three months ended September 30, 2022 charges related to legal matters, net were immaterial. For the nine months ended September 30, 2022, charges related to legal matters, net, primarily included charges for the settlements and preliminary settlements of the Opana ER® antitrust litigation, net of insurance recoveries associated with class action shareholder lawsuits. For the three and nine months ended September 30, 2022, charges related to legal matters, including interest, net, also included interest associated with the settlements and preliminary settlements of the Opana ER® antitrust litigation. For the three and nine months ended September 30, 2021, charges related to legal matters, net were for commercial legal claims.

(5)	For the three and nine months ended September 30, 2021, property losses and associated expenses were a result of damage to two of our facilities from Tropical Storm Ida which consisted of impairment of equipment and inventory, repairs and maintenance expenses and salaries and benefits. The nine months ended September 30, 2022 included $1.9 million in insurance recoveries.

(6)
The non-GAAP effective tax rates for the three and nine months ended September 30, 2022 were 23.6% and 23.2%, respectively. The non-GAAP effective tax rate for both the three and nine months ended September 30, 2021 was 21.0%.

(7)	Weighted average diluted shares outstanding consisted of class A common stock and class B common stock under the if-converted method.

Amneal Pharmaceuticals, Inc.
Generics Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$350,266	$—	$350,266	$347,127	$—	$347,127
Cost of goods sold (2)	217,997	(18,367)	199,630	208,670	(13,049)	195,621
Cost of goods sold impairment charges	674	(674)	—	688	(688)	—
Gross profit	131,595	19,041	150,636	137,769	13,737	151,506
Gross margin %	37.6%		43.0%	39.7%		43.6%

Selling, general and administrative (3)	30,259	(1,191)	29,068	15,941	(988)	14,953
Research and development (4)	41,987	(1,142)	40,845	34,999	(1,042)	33,957
Intellectual property legal development expense	1,369	—	1,369	1,584	—	1,584
Acquisition, transaction-related and integration expenses	16	(16)	—	—	—	—
Charges related to legal matters	285	(285)	—	—	—	—
Charges (insurance recoveries) for property losses and associated expenses (5)	—	—	—	8,186	(8,186)	—
Restructuring and other charges	507	(507)	—	—	—	—
Other operating income	(1,320)	—	(1,320)	—	—	—
Operating income	$58,492	$22,182	$80,674	$77,059	$23,953	$101,012

(1)	Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)	Adjustments for the three months ended September 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($0.8 million and $1.3 million), amortization expense ($12.3 million and $10.2 million), site closure and idle facility expenses ($2.8 million and $1.5 million), and asset impairment charges ($2.5 million and none).

(3)
Adjustments for the three months ended September 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($0.6 million and $0.5 million), and site closure costs ($0.6 million and $0.5 million).

(4)
Adjustments for the three months ended September 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($1.1 million and $1.0 million). Non-GAAP adjusted research and development for the three months ended September 30, 2021, as previously reported, has been revised to include $0.5 million of research and development milestone expenses previously excluded.

(5)
Adjustments for the three months ended September 30, 2021, were a result of damage to two of our facilities from Tropical Storm Ida, which consisted of impairment of equipment and inventory, repairs and maintenance expenses and salaries and benefits.

Amneal Pharmaceuticals, Inc.
Generics Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$1,032,908	$—	$1,032,908	$1,020,072	$—	$1,020,072
Cost of goods sold (2)	640,450	(47,419)	593,031	598,122	(38,705)	559,417
Cost of goods sold impairment charges	5,786	(5,786)	—	688	(688)	—
Gross profit	386,672	53,205	439,877	421,262	39,393	460,655
Gross margin %	37.4%		42.6%	41.3%		45.2%

Selling, general and administrative (3)	84,410	(8,641)	75,769	46,500	(1,803)	44,697
Research and development (4)	129,382	(3,707)	125,675	114,547	(3,239)	111,308
In-process research and development impairment charges	—	—	—	710	(710)	—
Intellectual property legal development expenses	2,919	—	2,919	6,506	—	6,506
Acquisition, transaction-related and integration expenses	24	(24)	—	—	—	—
Charges related to legal matters	2,442	(2,442)	—	—	—	—
Charges (insurance recoveries) for property losses and associated expenses (5)	(1,911)	1,911	—	8,186	(8,186)	—
Restructuring and other charges	713	(713)	—	80	(80)	—
Other operating income	(2,495)	—	(2,495)	—	—	—
Operating income	$171,188	$66,821	$238,009	$244,733	$53,411	$298,144

(1)	Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)	Adjustments for the nine months ended September 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($3.6 million and $3.3 million), amortization expense ($31.8 million and $28.0 million), site closure and idle facility expenses ($9.8 million and $6.2 million), inventory related charges (none and $0.2 million), asset impairment charges ($2.6 and $0.4 million), and other ($(0.3) million and $0.6 million).

(3)
Adjustments for the nine months ended September 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($1.9 million and $1.3 million), a regulatory approval milestone ($5.0 million and none), and site closure costs ($1.7 million and $0.5 million).

(4)
Adjustments for the nine months ended September 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($3.7 million and $2.9 million) and other (none and $0.3 million). Non-GAAP adjusted research and development for the nine months ended September 30, 2021, as previously reported, has been revised to include $11.8 million of research and development milestone expenses previously excluded.

(5)	Adjustments for the nine months ended September 30, 2021, were a result of damage to two of our facilities from Tropical Storm Ida, which consisted of impairment of equipment and inventory, repairs and maintenance expenses and salaries and benefits. The nine months ended September 30, 2022 included $1.9 million in insurance recoveries.

Amneal Pharmaceuticals, Inc.
Specialty Segment
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited; In thousands)

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$89,484	$—	$89,484	$92,745	$—	$92,745
Cost of goods sold (1)	43,719	(27,328)	16,391	47,303	(27,503)	19,800
Gross profit	45,765	27,328	73,093	45,442	27,503	72,945
Gross margin %	51.1%		81.7%	49.0%		78.7%

Selling, general and administrative (2)	22,201	(380)	21,821	22,211	(749)	21,462
Research and development (3)	8,248	(370)	7,878	13,928	(314)	13,614
Intellectual property legal development expenses	42	—	42	43	—	43
Acquisition, transaction-related and integration expenses	15	(15)	—	—	—	—
Change in fair value of contingent consideration (4)	(1,425)	1,425	—	300	(300)	—
Operating income	$16,684	$26,668	$43,352	$8,960	$28,866	$37,826

(1)	Adjustments for the three months ended September 30, 2022 and 2021 were comprised of amortization expense.

(2)	Adjustments for the three months ended September 30, 2022 and 2021 were comprised of stock-based compensation expense.

(3)
Adjustments for the three months ended September 30, 2022 and 2021 were comprised of stock-based compensation expense. Non-GAAP adjusted research and development for the three months ended September 30, 2021, as previously reported, has been revised to include $2.0 million of research and development milestone expenses previously excluded.

(4)	Contingent consideration was recorded in connection with the Saol Acquisition and the KSP Acquisition.

Amneal Pharmaceuticals, Inc.
Specialty Segment
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited; In thousands)

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$271,571	$—	$271,571	$277,311	$—	$277,311
Cost of goods sold (1)	130,363	(80,860)	49,503	144,184	(82,496)	61,688
Gross profit	141,208	80,860	222,068	133,127	82,496	215,623
Gross margin %	52.0%		81.8%	48.0%		77.8%

Selling, general and administrative (2)	69,772	(794)	68,978	62,748	(2,081)	60,667
Research and development (3)	24,399	(1,099)	23,300	35,426	(783)	34,643
Intellectual property legal development expenses	77	—	77	68	—	68
Acquisition, transaction-related and integration expenses	47	(47)	—	16	(16)	—
Change in fair value of contingent consideration (4)	(1,495)	1,495	—	300	(300)	—
Operating income	$48,408	$81,305	$129,713	$34,569	$85,676	$120,245

(1)	Adjustments for the nine months ended September 30, 2022 and 2021 were comprised of amortization expense.

(2)	Adjustments for the nine months ended September 30, 2022 and 2021 were comprised of stock-based compensation expense.

(3)
Adjustments for the nine months ended September 30, 2022 and 2021 were comprised of stock-based compensation expense. Non-GAAP adjusted research and development for the nine months ended September 30, 2021, as previously reported, has been revised to include $9.4 million of research and development milestone expenses previously excluded.

(4)	Contingent consideration was recorded in connection with the Saol Acquisition and the KSP Acquisition.

Amneal Pharmaceuticals, Inc.
AvKARE Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$105,807	$—	$105,807	$88,721	$—	$88,721
Cost of goods sold	88,937	—	88,937	73,421	—	73,421
Gross profit	16,870	—	16,870	15,300	—	15,300
Gross margin %	15.9%		15.9%	17.2%		17.2%

Selling, general and administrative (2)	13,216	(4,933)	8,283	14,683	(6,303)	8,380
Operating income	$3,654	$4,933	$8,587	$617	$6,303	$6,920

(1)	Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)	Adjustments for the three months ended September 30, 2022 and 2021 were comprised of amortization expense.

Amneal Pharmaceuticals, Inc.
AvKARE Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$298,066	$—	$298,066	$259,390	$—	$259,390
Cost of goods sold	256,626	—	256,626	211,208	—	211,208
Gross profit	41,440	—	41,440	48,182	—	48,182
Gross margin %	13.9%		13.9%	18.6%		18.6%

Selling, general and administrative (2)	39,361	(14,392)	24,969	41,986	(18,670)	23,316
Acquisition, transaction-related and integration expenses (3)	—	—	—	1,422	(1,422)	—
Operating income	$2,079	$14,392	$16,471	$4,774	$20,092	$24,866

(1)	Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)	Adjustments for the nine months ended September 30, 2022 and 2021, respectively, were comprised of amortization expense ($14.8 million and $18.7 million) and other ($(0.4) million and none).

(3)	Adjustments for the nine months ended September 30, 2021 were comprised of finance integration expenses.